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                                                                   EXHIBIT 10.53

                                    Consent
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MBIA Inc. hereby consents to the assignment, effective February 28, 1994 at the close of business, by Aetna Financial Services, Inc. ("AFSI") to Aetna Capital Management, Inc. of all of AFSI's rights, duties and obligations under the investment management agreement between MBIA Inc. and AFSI, dated
October 18, 1992.

                                            MBIA Inc.

                                            By: /S/ Arthur M. Warren
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                                            Name: Arthur M. Warren
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                                            Its: Senior Vice President, CFO
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